EXHIBIT 32.02

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Futures Portfolio Fund, Limited Partnership (“Fund”), on Form 10-K for the year ended December 31, 2010 as filed with the U.S. Securities and Exchange Commission on the date hereof (“Report”), I, Carl A. Serger, Chief Financial Officer of Steben & Company, Inc., the General Partner of the Fund, certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the U.S. Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Carl A. Serger
Carl A. Serger
Chief Financial Officer of the General Partner

March 25, 2011